UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2020

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Energy Focus, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on September 17, 2020. Set forth below are the four proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on August 3, 2020.

As of July 24, 2020, the record date for the Annual Meeting, there were 3,239,874 shares of the Company’s common stock (entitled to one vote per share) and 2,597,470 shares of the Company’s Series A Convertible Preferred Stock (entitled to 0.11074 of a vote per share) issued, outstanding and entitled to vote. Shares of the Company’s common stock and Series A Convertible Preferred Stock representing 72.49% of the voting power of the Company’s stockholders were represented at the meeting.

With respect to the proposals, the results of the voting were as follows:

Proposal 1: Election of Directors

Director Nominees	For	Withheld	Broker Non-Votes

Jennifer Cheng	1,206,441	37,848	1,312,957
Gina Huang (Mei Yun Huang)	1,171,664	72,625	1,312,957
Geraldine McManus	1,210,953	33,336	1,312,957
Philip Politziner	1,208,259	36,030	1,312,957
Stephen Socolof	1,219,736	24,553	1,312,957
James Tu	1,204,575	39,714	1,312,957

The six Directors listed above were elected to serve until the next annual meeting or until their respective successors are duly elected or appointed.

Proposal 2: Approval of the Energy Focus, Inc. 2020 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
1,164,240	62,369	17,680	1,312,957

Proposal 3: Ratification of the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for 2019

For	Against	Abstain	Broker Non-Votes
2,308,070	95,857	153,319	0

Proposal 4: Advisory vote on the compensation of named executive officers

For	Against	Abstain	Broker Non-Votes
1,150,972	67,064	26,253	1,312,957

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2020

ENERGY FOCUS, INC.

	By:	/s/ Tod A. Nestor
	Name:	Tod A. Nestor
	Title:	President, Chief Financial Officer and Secretary